Exhibit 10-1

                         MASTER AGREEMENT


          THIS MASTER AGREEMENT (the "Agreement"), dated as of the 29th day of  August,  1996, by and among ARTISTIC GREETINGS INCORPORATED, a Delaware corporation ("AGI")  and  JOHN  H.  HARLAND  COMPANY, a Georgia corporation

("JHH").


                       W I T N E S S E T H :


          WHEREAS, AGI and JHH desire to enter  a  series  of transactions,

pursuant  to  which,  among other things, (i) JHH will supply AGI's  future fulfillment requirements  for  certain  check  products  and  (ii) JHH will purchase from AGI certain check production assets; and


          WHEREAS, the parties are desirous of setting forth herein certain

terms  and  conditions  pursuant  to  which  such  transactions  shall   be

consummated.


          NOW,  THEREFORE,  in  consideration  of  the  premises and of the mutual  covenants  and  conditions  herein  contained, the parties  hereto,

intending to be legally bound hereby, agree as follows:


     1.   DEFINITIONS


          As used in this Agreement, the following  terms  shall  have  the meanings set forth below:


          "Affiliate"  means  with  respect to any Person, any other Person directly  or  indirectly controlling, controlled  by  or  under  direct  or indirect common control with such Person.


          "Bridge  Agreement"  means the Bridge Agreement, dated as of July

8, 1996, by and between AGI and JHH.


          "Business Day" means any  day  other  than  Saturday, Sunday or a federal holiday.


          "Common Stock" shall mean the Common Stock, $0.10  par  value, of

AGI.


          "Confidentiality  Agreement" means the Confidentiality Agreement,

dated March 8, 1996, between AGI and JHH.


          "Equipment Purchase  Agreement"  means the Agreement For Purchase of Equipment, dated as of the date hereof, between AGI and JHH, in the form of Exhibit B hereto.


          "Fulfillment Agreement" means the Fulfillment Agreement, dated as of the date hereof, between AGI and JHH, in the form of Exhibit A hereto.


          "Other  Agreements"  means  the  Fulfillment  Agreement  and  the

Equipment Purchase Agreement.


          "Person"   means   an   individual,   partnership,    corporation

(including,  without  limitation,  a  business  trust),  limited  liability company, trust, unincorporated association, joint venture or other  entity,

government or governmental authority.


          "Securities Exchange Act" shall mean the Securities Exchange  Act of 1934, as amended.


          "Standstill  Period" shall mean the period commencing on the date hereof and continuing through  the  earlier of the tenth anniversary of the date  hereof  or  fifteen  (15) months following  the  termination  of  the

Fulfillment Agreement.


          "Voting Securities"  shall  mean  the  Common Stock and any other voting securities of AGI now or hereafter authorized  to  be issued and any option, warrant or other right to receive any such securities.


     2.   REPRESENTATIONS AND WARRANTIES OF AGI


          AGI hereby represents and warrants to JHH as follows:


          2.1   ORGANIZATION AND GOOD STANDING.  AGI is a corporation  duly organized, validly  existing  and  in  good  standing under the laws of the

State of Delaware.


          2.2  AUTHORITY RELATIVE TO AGREEMENTS.   AGI  has  all  requisite

power  and authority to execute, deliver and perform its obligations  under this Agreement and the Other Agreements.  The execution and delivery by AGI of this  Agreement and the Other Agreements, and the consummation by AGI of the transactions  contemplated  hereby and thereby (i) have been authorized by  all necessary action on the part  of  AGI,  (ii)  do  not  violate  any provision  of  law  or  regulation  applicable  to AGI and (iii) are not in conflict or inconsistent with or do not result in  a  breach  of any of the terms,  covenants,  conditions  or  provisions of, or constitute a  default under, the certificate of incorporation or bylaws of AGI, or any indenture,

mortgage,  deed  of  trust, agreement, order,  judgment,  decree  or  other instrument binding upon AGI.


          2.3  CONSENTS  AND  APPROVALS.   No  filing or registration with,

notification   to,   or  authorization,  consent   or  approval   of,   any

governmental entity or  third  party  is required by AGI in connection with the execution and delivery of this Agreement  and  the Other Agreements, or the consummation of the transactions contemplated hereby or thereby.


          2.4  EFFECT  OF  AGREEMENT.   This  Agreement   and   the   Other

Agreements  have  been duly executed and delivered by AGI and (assuming the due authorization,  execution  and delivery by JHH) constitute legal, valid and binding obligations of AGI enforceable  against  AGI in accordance with their respective terms.


          2.5  BROKERS,  FINDERS,  ETC.  AGI is not subject  to  the  valid claim of any broker, finder, consultant or other intermediary in connection with the transactions contemplated hereby or by the Other Agreements.


     3.   REPRESENTATIONS AND WARRANTIES
          OF JHH


          JHH hereby represents and warrants to AGI as follows:


          3.1  ORGANIZATION AND GOOD  STANDING.   JHH is a corporation duly

organized,  validly existing and in good standing under  the  laws  of  the

State of Georgia.


          3.2  AUTHORITY  RELATIVE  TO  AGREEMENTS.   JHH has all requisite

power and authority to execute, deliver and perform its  obligations  under this Agreement and the Other Agreements.  The execution and delivery by JHH of this Agreement and the Other Agreements, and the consummation by JHH  of the  transactions  contemplated hereby and thereby (i) have been authorized by all necessary action  on  the  part  of  JHH,  (ii)  do  not violate any provision  of  law  or  regulation applicable to JHH and (iii) are  not  in conflict or inconsistent  with  or  do not result in a breach of any of the terms, covenants, conditions or provisions  of,  or  constitute  a  default under, the certificate of incorporation or bylaws of JHH, or any indenture,

mortgage,  deed  of  trust,  agreement,  order,  judgment,  decree or other instrument binding upon JHH.


          3.3  CONSENTS  AND  APPROVALS.   No filing or registration  with,

notification to, or authorization, consent or approval of, any governmental entity or third party is required by JHH in  connection  with the execution and delivery of this Agreement or the Other Agreements, or the consummation of the transactions contemplated hereby and thereby.


          3.4  EFFECT   OF   AGREEMENT.   This  Agreement  and  the   Other

Agreements have been duly executed  and delivered by JHH  and (assuming the due authorization, execution and delivery  by  AGI) constitute legal, valid and binding obligations of JHH enforceable against  JHH  in accordance with their respective terms.


          3.5  BROKERS,  FINDERS,  ETC.  JHH is not subject  to  the  valid claim of any broker, finder, consultant or other intermediary in connection with the transactions contemplated hereby or by the Other Agreements.


     4.   CONDITIONS PRECEDENT TO OBLIGATIONS OF AGI


          The obligations of AGI to effect the transactions contemplated by

this  Agreement  and  the  Other  Agreements   shall   be  subject  to  the

satisfaction,  or  waiver  by  AGI  on  the Closing Date, of the  following conditions:


          4.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES; COVENANTS.  Each

of the representations and warranties of  JHH  contained  herein and in the

Other Agreements shall be true and correct in all material  respects on and as  of the Closing Date, and JHH shall have performed and complied  in  all material respects with the covenants and provisions contained herein and in the Other  Agreements required to be performed or complied with at or prior to the Closing.


          4.2  NO  PROCEEDING OR LITIGATION.  Neither party hereto shall be legally enjoined by  a  writ,  order,  decree or injunction from a court of

competent  jurisdiction  or  governmental  entity   from  consummating  the

transactions contemplated by this Agreement or by the Other Agreements, and no proceeding shall have been commenced by any governmental  entity seeking to  enjoin the consummation of the transactions contemplated hereby  or  by the Other Agreements.


          4.3  OFFICER'S   CERTIFICATE.    AGI   shall   have   received  a

certificate  from JHH to the effect set forth in Section 4.1 hereof,  dated the Closing Date, signed by a duly authorized officer of JHH.


          4.4  CONSENTS   AND   APPROVALS.    All  necessary  consents  and

approvals of any United States or any other governmental  authority  or any other  third  party  required  for  the  consummation  of  the transactions contemplated by this Agreement and by the Other Agreements shall  have been obtained.


          4.5  AGREEMENTS.  Each of this Agreement and the Other Agreements shall  have  been  duly  authorized, executed and delivered by each of  the parties signatory thereto.


          4.6  OPINION OF  COUNSEL.   AGI shall have received an opinion of

internal  counsel  to JHH, containing customary  qualifications  reasonably acceptable to AGI, to the effect of Sections 3.1, 3.2, 3.3 and 3.4 hereof.


     5.   CONDITIONS PRECEDENT TO OBLIGATIONS
          OF JHH


          The obligations of JHH to effect the transactions contemplated by

this  Agreement  and  the   Other   Agreements  shall  be  subject  to  the

satisfaction, or waiver on the Closing Date, of the following conditions:


          5.1  ACCURACY OF REPRESENTATIONS AND WARRANTIES; COVENANTS.  Each

of the representations and warranties  of  AGI  contained herein and in the

Other Agreements shall be true and correct in all  material respects on and as of the Closing Date, and AGI shall have performed  and  complied  in all material respects with the covenants and provisions contained herein and in the  Other Agreements required to be performed or complied with at or prior to the Closing.


          5.2  NO  PROCEEDING OR LITIGATION.  Neither party hereto shall be legally enjoined by  a  writ,  order,  decree or injunction from a court of

competent  jurisdiction  or  governmental  entity   from  consummating  the

transactions  contemplated by this Agreement or the Other  Agreements,  and no  proceeding shall have been commenced by any governmental entity seeking to enjoin  the  consummation  of the transactions contemplated hereby or by the Other Agreements.


          5.3  OFFICER'S  CERTIFICATE.    JHH   shall   have   received   a

certificate  from  AGI to the effect set forth in Section 5.1 hereof, dated the Closing Date, signed by a duly authorized officer of AGI.


          5.4  CONSENTS   AND   APPROVALS.    All  necessary  consents  and

approvals of any United States or any other governmental  authority  or any other  third  party  required  for  the  consummation  of  the transactions contemplated by this Agreement and by the Other Agreements shall  have been obtained.


          5.5  AGREEMENTS.  Each of this Agreement and the Other Agreements shall  have  been  duly  authorized, executed and delivered by each of  the parties signatory thereto.


          5.6  OPINION OF  COUNSEL.   JHH shall have received an opinion of

internal  counsel  to AGI, containing customary  qualifications  reasonably acceptable to JHH to the effect of Sections 2.1, 2.2, 2.3 and 2.4. hereof.


     6.   CLOSING


          6.1  CLOSING  DATE.  The closing with respect to the transactions provided for in this Agreement  (the  "Closing")  shall  take  place at the offices  of  Cahill  Gordon  & Reindel, 80 Pine Street, New York, New  York

10005, on the date hereof (or at such other time or location as AGI and JHH may agree) (such date being herein referred to as the "Closing Date").


          6.2  PROCEEDINGS.  All  proceedings  that  shall be taken and all documents that shall be executed and delivered by the parties hereto on the

Closing Date shall be deemed to have been taken and executed simultaneously and  no  proceedings  shall be deemed taken nor any documents  executed  or delivered until all have  been taken, executed and delivered.  By a party's proceeding with the Closing, the conditions to such party's obligations set forth in Article 4 or 5 hereof,  as  the  case  may  be,  shall  be  deemed satisfied or waived.


     7.   SURVIVAL OF REPRESENTATIONS AND
          WARRANTIES; INDEMNIFICATION


          7.1  GENERAL   SURVIVAL.    The  representations  and  warranties

contained in this Agreement and the Other  Agreements  shall  survive for a period of two years following the Closing.


          7.2  INDEMNIFICATION.  JHH (on the one hand) or AGI (on the other hand) (the "Indemnifying Party") shall indemnify AGI (on the one  hand)  or

JHH  (on  the  other  hand), respectively (the "Indemnified Party"), as the

case  may  be,  and  their   respective  directors,  officers,  agents  and

affiliates, against and in respect  of  any  liabilities,  damages, losses,

costs  and  expenses  (including  reasonable expenses of investigation  and litigation and reasonable attorneys', accountants' and other professionals'

fees and costs incurred in the investigation  or  defense  thereof  or  the

enforcement   of  rights  hereunder)  incurred  by  the  Indemnified  Party

("Losses") as a  result  or  arising  out of any breach of the Indemnifying

Party's representations and warranties  or  covenants  and  agreements  set forth in this Agreement or the Other Agreements.


          7.3  METHOD   OF   ASSERTING   CLAIMS,   ETC.    All  claims  for

indemnification  by any Indemnified Party hereunder shall be  asserted  and resolved as set forth in this Section 7.3.


          (a)  The  Indemnified  Party  shall give prompt written notice (a

     "Claim  Notice")  to  the  Indemnifying  Party  of  any  assertion  of liability which might give rise  to  a claim for indemnification based on the provisions of Section 7.2 hereof,  which notice shall state the nature and basis of  the assertion and the estimated amount thereof to the extent then feasible (which amount shall  not be conclusive of the final amount), provided, however, that failure  to give any such Claim

     Notice  shall  not relieve the Indemnifying Party from  any  liability hereunder to the  extent  it  is not materially prejudiced as a result thereof and in any event shall not relieve the Indemnifying Party from any liability which it may have  otherwise  than  on  account  of this

     Agreement.


          (b)  If  any  claim is made or any action, suit or proceeding  is

     brought  by  a  third  party   (a  "Third  Party  Claim")  against  an

     Indemnified Party with respect to  which  the  Indemnifying  Party may have  liability  under  the  provisions  of  Section  7.2  hereof, the

     Indemnifying  Party  shall  have the right to defend such Third  Party

     Claim with counsel approved by  the  Indemnified Party, which approval shall  not be unreasonably withheld, provided  that  the  Indemnifying

     Party gives  written  notice  to  the Indemnified Party within 30 days after its receipt of the related Claim  Notice  that  such Third Party

     Claim is covered by the provisions of Section 7.2 hereof.


          (c)  Notwithstanding  the  provision of the previous  subsection,

     until the Indemnifying Party shall  have so assumed the defense of any such Third Party Claim, the Indemnified  Party  shall retain the right to  handle the defense thereof.  Furthermore, if (i)  the  Indemnified

     Party  shall  have  reasonably  concluded  that there are likely to be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying  Party; or (ii) the

     Third  Party  Claim  involves  other  than  money  damages  and  seeks injunctive or other equitable relief, the Indemnifying Party shall not be  entitled  to assume the defense of such Third Party Claim and  the defense of the  Third  Party Claim shall be handled by the Indemnified

     Party.  If under any such circumstances the defense of the Third Party

     Claim is handled by the  Indemnified  Party,  the  Indemnifying  Party

     shall  pay  all  legal  and  other expenses reasonably incurred by the

     Indemnified  Party  in conducting  such  defense  in  accordance  with

     Section 7.2 hereof.


          (d)  In any Third  Party  Claim  initiated  by  a third party and defended  by  the Indemnifying Party (i) the Indemnified  Party  shall have the right  to  be represented by its own counsel and accountants,

     at its own expense,   (ii)  the  Indemnifying  Party  shall  keep  the

     Indemnified  Party fully informed as to the status of such Third Party

     Claim, at all  stages thereof, whether or not the Indemnified Party is represented by its  own  counsel, (iii) the Indemnifying Party and the

     Indemnified  Party  shall  make   available  at  its  offices  and  at

     reasonable times to the other, and  its counsel, accountants and other representatives, all of such party's  books  and  records  relating to such Third Party Claim and (iv) the parties shall render to each other

     such   assistance,   including  the  availability  as  consultants  or

     witnesses of its officers,  agents  and  other  employees,  as  may be reasonably required in order to ensure the proper and adequate defense of such Third Party Claim.


          (e)  With  respect  to  any Third Party Claim for which indemnity may be sought hereunder, neither  party shall have the right to settle or compromise such Third Party Claim without the prior written consent of the other party, which consent shall not be unreasonably withheld.


     8.   COVENANTS


          8.1  PUBLICITY.  Except as required  by  law,  each  party hereto agrees  not  to  make  any  press  release  or public  statement about  the transactions  contemplated hereby or by the Other  Agreements  without  the prior approval  of  the  other  party  hereto  with respect to the form and content of such disclosure, such approval not to be unreasonably withheld.


          8.2  COVENANTS NOT TO COMPETE.


          (a)  For the period from the Closing Date to eighteen (18) months following the termination of the Fulfillment Agreement, JHH agrees, subject to Section 8.2(b) hereof, that neither JHH nor any  of its Affiliates shall engage, directly or indirectly, on its own account, or  as  a  shareholder,

agent,  officer, director, partner or joint venturer in any corporation  or business  entity,  in  any business engaged in the direct mail marketing of checks and/or the direct  mail  sale  of checks from, at or into the United

States (a "Competing Business"); nor within  the same area to lend money or otherwise  furnish  services  to  any Competing Business  or  any  proposed

Competing Business the purpose or effect  of  which would be to give to JHH or  any Affiliate of JHH effective control of such  Competing  Business  or proposed  Competing  Business;  nor without the consent of AGI, directly or indirectly discuss, publish or otherwise  divulge any information regarding the business of the direct marketing and sale  of  checks or its methods of operation, unless such information is publicly known,  other than by reason of a violation of this Agreement or any Other Agreement  by  JHH;  provided that nothing contained in this Section 8.2 shall be construed as preventing an investment in AGI by JHH in compliance with the other provisions of this

Agreement and the Other Agreements.  If any of these restrictions shall for any  reason  be held by a court of competent jurisdiction to be excessively broad  as  to duration,  geographical  scope,  activity  or  subject,  such restrictions  shall  be construed so as thereafter to be limited or reduced to be enforceable to the  extent  compatible  with the applicable law as it shall  then  appear,  it being understood that by  the  execution  of  this

Agreement the parties hereto  regard  such  restrictions  as reasonable and compatible with their respective rights.


          Notwithstanding  the  foregoing, nothing in this Agreement  shall restrict the right of JHH to continue  to conduct its business as presently conducted which involves relationships with  (a)  catalog  companies  which place,  and/or distribute catalogs containing, ads for distinctive, premium priced checks  which  are  produced and designed by JHH, (b) large affinity groups which sell ad space in  their  publications  in which JHH advertises such affinity group's specialty checks,  (c) third party  marketing  groups which  promote  distinctive, premium priced checks and whereby JHH provides entry,  printing and  customer  service  for  such  groups,  (d)  financial software  companies  where JHH provides private label order fulfillment and direct mail campaigns  to  those  companies'  customers and (e) direct mail companies where JHH provides order fulfillment and/or provides supplies.


          (b)  In  the  event  JHH  or  any of its Affiliates  directly  or indirectly acquires any Person which is engaged  in  a  Competing  Business through merger or purchase of assets or otherwise, JHH or its Affiliate, as the case may be, shall within fifteen (15) days of acquiring such Competing

Business offer to sell such Competing Business to AGI at a price determined by  JHH  (the "JHH Offer Price") by giving written notice to AGI (the  "JHH

Notice").   After  the  JHH  Notice,  JHH shall promptly furnish to AGI all information with respect to the Competing  Business reasonably requested by

AGI.  If the JHH Offer Price is not acceptable  to  AGI,  AGI  shall within thirty (30) days of receiving the JHH Notice submit the JHH Offer Price and a competing price determined by AGI (the "AGI Price") to a mutually  agreed upon  independent appraiser.  The independent appraiser shall choose either the JHH  Offer  Price  or the AGI Price as being closest to the fair market

value of  such Competing  Business.   JHH and AGI shall promptly furnish to

the  independent  appraiser all information  required  by  the  independent

appraiser to determine  such  fair  market  value.   The  decision  of  the

independent  appraiser  shall be given no later than thirty (30) days after its selection.  In the event  the  independent  appraiser  chooses  the AGI

Price, AGI shall be obligated to purchase the Competing Business at the AGI

Price,  subject  to customary conditions, including material adverse change

and regulatory approvals.   In  the event the independent appraiser chooses

the JHH Offer Price, AGI may purchase  such  Competing  Business at the JHH

Offer Price by giving notice (the "Purchase Notice") to JHH  within fifteen

(15) days of the decision of the independent appraiser.  In the  event that

AGI  gives  notice to JHH that it will not purchase such Competing Business at the JHH Offer  Price  or has not given the Purchase Notice to JHH by the fifteenth day after the decision  of  the independent appraiser, JHH or its

Affiliate, as the case may be, shall sell  such  Competing  Business  to  a third  party  within one year of the date JHH or its Affiliate, as the case

may be, acquired  such  Competing  Business.   In  the event such Competing

Business  has not been sold within such one year period,  JHH  may  request

AGI's consent  to  an  additional  six  month period to sell such Competing

Business,  which  such consent shall not be   unreasonably  withheld.   The

expense of the independent appraiser shall be borne by the party that makes the offer not chosen by the independent appraiser.


          (c)  In connection  with  JHH's subsidiary, The Check Store, Inc.

("CSI"), the parties agree as follows:   (i) notwithstanding the provisions

of  clause (a) above, JHH may continue to own  its  interest  in  CSI,  may increase  such  interest  to  100%, and CSI may continue to service initial orders and reorders received; (ii)  so  long as JHH shall own a majority of the  voting  stock of CSI, JHH shall cause  CSI  (x)  to  place  only  such advertising as  shall  have  been  committed  prior  to  the  date  of this

Agreement,  which  in  any  event  shall  not  exceed  $500,000,  any other advertising  of  any  kind by CSI shall be prohibited and JHH will use  its reasonable best efforts  to  cause  CSI  to  cancel  and/or  terminate  any committed  advertising  which  can be cancelled without penalty; and (y) to not expand its business in any way  beyond  the servicing of initial orders and reorders as provided herein; (iii) if JHH  shall  receive  a firm offer for the sale of its interest in CSI or CSI shall receive a firm  offer  for the  sale of all or a portion of its customer list, trade names, trademarks and/or associated rights (each, a "third party offer"), JHH shall, or shall cause  CSI  to,  offer to sell such interest or assets, as the case may be,

to AGI at the same  price and in substantially the same form (i.e., cash or securities or a combination  thereof), as the offer received, and AGI shall have thirty (30) days after receiving  notice  of  such  third  party offer specifying  the details of such third party offer to accept such offer  and

JHH shall promptly  furnish  to AGI all information with respect to CSI and such third party offer reasonably  requested  by  AGI;  (iv)  if AGI shall,

within   such  period,  accept  such  offer,  then,  subject  to  customary conditions, including material adverse change and regulatory approvals, the closing on  such  sale (at which AGI shall be entitled to receive opinions,

certificates and other  documents  standard  for  such a transaction) shall take  place  not  later  than  thirty  (30)  days after the  date  of  such acceptance;  and  (v)  if  AGI  shall  not  accept such  offer  within  the applicable  30-day  period  or  the  closing shall  not  occur  within  the applicable 30-day period, JHH or CSI, as the case may be, shall be entitled to sell such interest or assets in accordance  with such third party offer,

provided, however, that if such transaction is not closed within six months of the date of such third party offer, then any  sale  shall  again  become subject to the provisions of this clause (c).


          (d)  For the period from the Closing Date to eighteen (18) months following  the  termination of the Fulfillment  Agreement, AGI agrees that,

without the consent  of  JHH,  neither  AGI nor any of its Affiliates shall engage, directly or indirectly, on its own  account,  or  as a shareholder,

agent, officer, director, partner or joint venturer in any  corporation  or business  entity,  in  any  business engaged in the entering into of direct contractual relationships with  banking  institutions  (other  than  credit unions  or  other  banking institutions owned by their depositors which are not doing business with  JHH  and which are located in the upstate New York geographic area) to supply check  products  to  customers  of  such banking institutions  in  the United States (a "Banking Business"); nor within  the same area to lend money  or  otherwise  furnish  services  to  any  Banking

Business  or  any  proposed Banking Business the purpose or effect of which would be to give to  AGI  or any Affiliate of AGI effective control of such

Banking Business or proposed  Banking  Business; nor without the consent of

JHH,  directly  or indirectly discuss, publish  or  otherwise  divulge  any information regarding  the Banking Business conducted by JHH or its methods of operation, unless such  information  is  publicly  known,  other than by reason of a violation of this Agreement or any Other Agreement  by AGI.  If any  of  these  restrictions  shall  for  any reason be held by a court  of

competent   jurisdiction  to  be  excessively  broad   as   to    duration,

geographical  scope,  activity  or  subject,  such  restrictions  shall  be construed  so  as  thereafter to be limited or reduced to be enforceable to the extent compatible  with  the applicable law as it shall then appear, it being understood that by the execution of this Agreement the parties hereto regard such restrictions as reasonable and compatible with their respective rights.


          8.3  STAMPS.  JHH and  AGI  agree  to  negotiate in good faith on terms  pursuant to which (i) AGI shall produce 100%  of  JHH's  fulfillment requirements  of  personalized stamps and (ii) AGI shall have the option to acquire any or all of the stamp production assets of JHH.


          8.4  ADVERTISING  INSERTS.   JHH  and  AGI  agree  to continue to

negotiate  in  good  faith  on  terms  pursuant  to which AGI shall provide advertising materials to be placed in outgoing check  boxes  of JHH and CSI such  that  orders  in  connection  therewith shall be received, processed,

manufactured and shipped by AGI.


     9.   CERTAIN STANDSTILL RESTRICTIONS


          9.1  STANDSTILL.  During the  Standstill  Period, neither JHH nor any Affiliate of JHH shall:


          (a)  acquire, directly or indirectly, by purchase  or  otherwise,

     any  Common  Stock, Voting Securities or securities of AGI convertible into Common Stock or Voting Securities; or


          (b)  form,  participate  in  or  encourage  the  formation  of or participation in, directly or indirectly, any "Group" (as that term is used in Section 13(d)(3) of the Securities Exchange Act) formed or  to be  formed  in  respect  of  the  securities  of  AGI,  including  the acquisition  or  voting  of  securities  of AGI or the acquisition, by merger, consolidation, asset purchase or otherwise, of control of AGI.


          9.2  JHH EXCEPTION.  Notwithstanding  Section 9.1 hereof, JHH may acquire up to 5% of the Common Stock outstanding.


     10.  MISCELLANEOUS


          10.1  WAIVERS AND AMENDMENTS.


          (a)  This Agreement may not be amended,  modified or supplemented

except by a written instrument executed by AGI and JHH.   The provisions of

this Agreement may be waived only by an instrument in writing  executed  by

the  party  granting  the   waiver.   The  waiver  by  any  party hereto of

compliance  with  any provision of this Agreement shall not operate  or  be construed as a further  or  continuing waiver of such noncompliance or as a waiver of any other or subsequent noncompliance.


          (b)  No failure on  the  part  of  any  party to exercise, and no delay in exercising, any right, power or remedy hereunder  shall operate as a waiver thereof, nor shall any single or partial exercise of  such  right,

power  or  remedy  by  such  party  preclude  any other or further exercise thereof or the exercise of any other right, power  or remedy.  No course of dealing between the parties will be deemed effective  to  modify,  amend or discharge  any  part of this Agreement or the rights or obligations of  any party hereunder.


          10.2  FEES  AND  EXPENSES.  Each party hereto shall be responsible for its costs and expenses,  including  all fees and expenses of attorneys,

investment  bankers,  lenders,  financial  advisors   and  accountants,  in

connection with the negotiation, execution and delivery  of  this Agreement

and   the  Other  Agreements  and  the  consummation  of  the  transactions contemplated  hereby  and  by  the  Other  Agreements,  whether or not such transactions are consummated.


          10.3  NOTICES.  All notices which are required or  permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be  deemed  effective  (i)  upon receipt if given in writing and  delivered personally or by facsimile transmission  with  receipt confirmed, (ii) five

(5) Business Days after it shall have been deposited  in  the United States mails,  registered  or  certified  mail, postage prepaid or (iii)  one  (1)

Business Day after it shall have been  delivered  to  an  overnight courier service,  such  as  Federal  Express,  all  charges  prepaid, addressed  as follows:


          If  to  AGI,  to:   Artistic  Greetings Incorporated,  One  Komer

Center, Elmira, New York 14902, Attention:  Thomas C. Wyckoff, Esq.; and


          If  to  JHH,  to:  John H. Harland  Company,  2939  Miller  Road,

Decatur, Georgia 30035, Attention:  John C. Walters, Esq.


          Any of the addresses  set forth above may be changed from time to time by written notice from the party requesting the change.


          10.4  ENTIRE AGREEMENT.   This Agreement, the Other Agreements and

the  Confidentiality  Agreement  set  forth   the   entire   agreement  and

understanding  between  the  parties  hereto   with respect to the  subject

matter hereof and thereof and supersede any prior negotiations, agreements,

understandings or arrangements between the parties  hereto  (including  the

Bridge Agreement) with respect to the subject matter hereof and thereof.


          10.5   BINDING  EFFECT;  BENEFITS.   This  Agreement and the Other

Agreements shall inure to the benefit of and be binding  upon  the  parties hereto and their respective successors.


          10.6   ASSIGNABILITY.   This  Agreement  and  any  rights pursuant

hereto  shall  not  be  assignable  by  any party hereto without the  prior written consent of the other parties, provided  that  AGI  may  assign  its rights  and  obligations hereunder without the consent of the other parties hereto in connection with a sale or transfer of all or substantially all of the assets or business of either AGI or its direct mail check business.


          10.7   APPLICABLE  LAW.   This  Agreement shall be governed by and

construed in accordance with the laws of the  State  of  New  York  without regard to the conflicts of law principles thereof.


          10.8   SECTION AND OTHER HEADINGS.  The section and other headings contained in this  Agreement  are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


          10.9  INJUNCTIVE RELIEF.   In  the event of a breach or threatened

breach by either party of any of the terms  of Sections 9.1 and 9.2 of this

Agreement,  the other shall be entitled to an  injunction  restraining  the breaching party  from  committing  any  breach  of  this Agreement, without showing  or  proving any actual damages and without diminishing  any  other right or remedy which the other may have at law or in equity to enforce the provisions of  this  Agreement.  Each party waives any right it may have to require  the other to post  a  bond  or  other  security  with  respect  to obtaining or continuing any injunction or temporary restraining order.


          10.10   SPECIFIC  PERFORMANCE.  Each party declares that it may be impossible to measure in money  the  damages which will accrue to it or its successors, assigns or legal representatives,  by  reason  of  the  other's failure  to  perform  any of the obligations under Sections 9.1 and 9.2  of this Agreement.  Therefore,  if  either  party,  its successors, assigns or

legal  representatives,  shall institute any proceeding,  to   enforce  the

provisions of Sections 9.1  and  9.2  of  this Agreement, the party against whom  such  action  or proceeding is brought hereby  waives  the  claim  or defense that money damages  are  an  adequate remedy and that therefore the party instituting the proceeding is not entitled to specific performance of the terms of Sections 9.1 and 9.2 of this Agreement.


          10.11  SUBMISSION TO JURISDICTION.


          (a)  Each of the parties hereto  irrevocably  consents  that  any action  or  proceeding  brought by the other party hereto in respect of the transactions contemplated by this Agreement and by the Other Agreements may be brought in the courts  of  the  State  of  New  York  in  the Borough of

Manhattan or of the United States of America for the Southern  District  of

New  York  and,  by  execution  and delivery of this Agreement, the parties

hereto  hereby  irrevocably  waive  any   objection,   including,   without

limitation, any objection to the laying of venue or based on the grounds of

FORUM  NON  CONVENIENS, which any of them may now or hereafter have to  the bringing of any such action or proceeding in such respective jurisdiction.


          (b)  Each  of  the  parties  hereto  irrevocably  consents to the service  of  process of any of the aforesaid courts in any such  action  or proceeding by  the  mailing  of copies thereof by  registered mail, postage prepaid, to such party at its address provided herein.


          10.12  COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which  shall  be  deemed  an  original, but all of which  together  shall  constitute  one and the same instrument;  provided,

however, that this Agreement shall not  be  effective  unless  and until at least one counterpart is executed and delivered by each party hereto.


          IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Agreement to be duly executed on the day  and year first above written.


                              ARTISTIC GREETINGS INCORPORATED



                              By:  /S/ THOMAS C. WYCKOFF
                                   Name:  Thomas C. Wyckoff
                                   Title: Senior Vice President


                              JOHN H. HARLAND COMPANY



                              By:  /S/ JOHN C. WALTERS
                                   Name:  John C. Walters
                                   Title: Senior Vice President

[Note: The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedules or exhibits to this Agreement upon request.]